GOLDMAN SACHS TRUST

Goldman Sachs Financial Square Funds

FST Shares, FST Service Shares, FST Administration Shares,
FST Preferred Shares, FST Select Shares and FST Capital Shares of:

Goldman Sachs Financial Square Treasury Instruments Fund

Goldman Sachs Institutional Liquid Assets Portfolios

ILA Shares, ILA Administration Shares, ILA Service Shares and
ILA Cash Management Shares of:

Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio

Supplement dated March 5, 2009 to the
Prospectuses dated April 29, 2008 (the “Prospectuses”)

In a Supplement dated December 19, 2008, shareholders of the funds listed above (the “Funds”) were informed that each Fund would be closed to new investments. Effective March 9, 2009, each Fund will re-open for investment. Purchases and exchanges of each Fund’s shares may be made in accordance with each Fund’s Prospectuses.

This Supplement should be retained with your Prospectuses for future reference.

TIPOPNSTK 03-09
00066474